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                                                                           10.57


                                       GUARANTY


     THIS GUARANTY dated as of March 31, 1998 is made and delivered by BNZ Incorporated, a California corporation ("Guarantor") to and for the benefit of XCEL Arnold Circuits, Inc., a New Jersey corporation having an address at 4290
E. Brickell Street, Ontario, California 91761 ("Lender").

     A. Pursuant to an Asset Purchase Agreement, as amended, dated as of January 9, 1998 (the "Asset Purchase Agreement"), Lender has agreed to sell to Arnold Circuits, Inc., a California corporation ("Borrower") certain of its assets (the "Assets").

     B. Both BNZ and Borrower are wholly-owned by Robert Bertrand and his affiliates.

     C. BNZ will realize substantial benefits from the purchase of the Assets by Arnold Circuits, including absorption of certain corporate overhead by Arnold Circuits and other benefits.

     D. A portion of the purchase price of the Assets is being paid by the Borrower by virtue of the execution of a $650,000.00 Promissory Note in the form annexed as Exhibit A to the Asset Purchase Agreement (the "Note").

     E. The Asset Purchase Agreement requires, as a condition and obligation of Lender to effect the Asset Purchase, that Guarantor execute a guarantee of the payment of $650,000 by Borrower pursuant to the Note.

     F. To induce Lender to accept Borrower's Note as partial payment for the Assets, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender has required and Guarantor has agreed to guarantee the performance of certain obligations of Borrower as set forth herein.

     NOW THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the undersigned agrees as follows:

     1. OBLIGATIONS GUARANTEED. For consideration, the adequacy and sufficiency of which is acknowledged, Guarantor unconditionally guarantees the payment and performance of Borrower's obligations under the Promissory Note and the payment of all liabilities of Borrower to Lender, whether absolute or contingent, matured or unmatured, direct or indirect, similar or dissimilar, due or to become due arising under the Note (all such payment and performance obligations are hereinafter referred to as the "Obligations").

     2. COLLATERAL. As security for this Guarantor, BNZ has pledged to Lender 250,000 warrants to purchase common stock in MicroTel International, Inc.

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     3.   CONTINUING NATURE/REVOCATION/REINSTATEMENT.  This Guaranty is in
addition to any other guaranties of the Obligations, is continuing and covers all Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Lender receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Lender receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Lender has another defense to its performance. All of Lender's rights pursuant to this Guaranty continue with respect to amounts previously paid to Lender on account of any Obligations which are thereafter restored or returned by Lender, whether in bankruptcy, reorganization, insolvency, receivership or similar proceeding ("Insolvency Proceeding") of Borrower or for any other reason, all as though such amounts had not been paid to Lender; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revived, notwithstanding any surrender or cancellation of this Guaranty. Lender, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Lender elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Lender harmless from and against all cost and expenses, including reasonable attorneys' fees, expended or incurred by Lender in connection with such contest. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Lender's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

     4. AUTHORIZATION. Guarantor authorizes Lender, without notice and without affecting guarantor's liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Lender, at its sole discretion, may determine; and
(e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

     5. WAIVERS. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Lender to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshall assets or to pursue any other remedy in Lender's power whatsoever; (b) all defenses arising by reasons of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Lender has made Guarantor's obligations more burdensome or more burdensome than Borrower's obligations, and the use of any proceeds of the Obligations other than as intended or understood by Lender or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be


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entitled; (d) all conditions precedent to the effectiveness of this Guaranty;
(e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower; (f) all rights to require Lender to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return: (i) all rights of subrogation, contribution, indemnification or reimbursement, (ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Lender may have or acquire, (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower and
(v) any rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the laws of California.

     6. ASSIGNMENTS. Without notice to Guarantor, Lender may assign the Obligations and this Guaranty, in whole or in part.

     7. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Lender as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Lender. No course of dealing, or parol or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

     8. JOINT AND SEVERAL. The obligations of the Guarantor under this Guaranty is independent of the Obligations and of the obligations of any other person or entity. A separate action or actions may be brought and prosecuted against any one or more Guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

     9. GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF CALIFORNIA. EACH GUARANTOR HEREBY CONSENTS TO JURISDICTION AND VENUE IN ANY CONTROVERSY INVOLVING THIS AGREEMENT IN FEDERAL OR STATE COURT SITTING IN THE STATE OF CALIFORNIA.

ATTEST:                            BNZ INCORPORATED


                                   By: /s/ Robert Bertrand
-----------------------                -----------------------
                                        Robert Bertrand


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